UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

Petro River Oil Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49760	98-0611188
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

1980 Post Oak Blvd., Suite 2020
Houston, TX 77056
(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 828-3900

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 8, 2015, Petro River Oil Corp. (the “Company”) presented a corporate update to investors. A copy of the presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Disclaimer

The information contained in the Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in suuch a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Corporate Presentation, dated May 8, 2015

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015

Petro River Oil Corp.

By:	/s/ Scot Cohen
Name:	Scot Cohen
Title:	Chief Executive Officer